Exhibit 99.1

Margin Analysis Schedule

Third Quarter Operating Margin Analysis

The year-over-year quarter comparison was negatively impacted by the following:

Incentive Accrual*	240	basis points
Professional Fees*	70	basis points
Currency	30	basis points
Reclassified Out of Pocket*	10	basis points

*Constant Currency Basis

Year-to-Date Operating Margin Analysis

The year-over-year year-to-date comparison was negatively impacted by the following:

Incentive Accrual*	90	basis points
Professional Fees*	90	basis points
Currency	30	basis points
Reclassified Out of Pocket*	20	basis points

*Constant Currency Basis

Reconciliation of Operating Margin Analysis

($ in millions)

	Third Quarter		September 30 YTD

Revenue and Revenue Adjustments	2004	2003	2004	2003

Reported revenue	$ 1,508.8	$1,418.9	$ 4,448.0	$4,234.0
Impact of currency translation on revenue		56.0		147.0

Revenue on a constant currency basis	$ 1,508.8	$1,474.9	$ 4,448.0	$4,381.0
Incremental out of pocket on a constant currency basis	34.6		103.8

Revenue adjusted for currency and incremental out of pocket	$ 1,474.2	$1,474.9	$ 4,344.2	$4,381.0

Operating Income* and Operating Income Adjustments	2004	2003	2004	2003

Operating Income	$ 65.1	$108.7	$ 276.7	$297.9
Impact of currency translation on Operating Income		0.3		(4.0)

Operating Income on a constant currency basis	$ 65.1	$109.0	$ 276.7	$293.9

Incremental professional fees on a constant currency basis	$ 10.6		$ 40.9
Incremental incentive compensation on a constant currency basis	$ 35.1		$ 40.6

Currency: Year-over-Year Margin Impact		2003		2003

Reported revenue		$1,418.9		$4,234.0
Operating Income		$108.7		$297.9
Operating Margin		7.7%		7.0%

Revenue on a constant currency basis		$1,474.9		$4,381.0
Operating Income on a constant currency basis		$109.0		$293.9
Operating Margin on a constant currency basis		7.4%		6.7%

Operating Margin		7.7%		7.0%
Operating Margin on a constant currency basis		7.4%		6.7%

Currency impact		0.3%		0.3%

Out of Pocket: Year-over-Year Margin Impact	2004		2004

Reported revenue	$ 1,508.8		$ 4,448.0
Operating Income	$ 65.1		$ 276.7
Operating Margin	4.3%		6.2%

Revenue adjusted for incremental out of pocket	$ 1,474.2		$ 4,344.2
Operating Income	$ 65.1		$ 276.7
Operating Margin adjusted for incremental out of pocket	4.4%		6.4%

Operating Margin	4.3%		6.2%
Operating Margin adjusted for incremental out of pocket	4.4%		6.4%

Impact of incremental out of pocket	0.1%		0.2%

Incremental professional fees: Year-over-Year Margin Impact	2004		2004

Revenue adjusted for incremental out of pocket	$ 1,474.2		$ 4,344.2
Incremental professional fees on a constant currency basis	$ 10.6		$ 40.9

Impact of incremental professional fees	0.7%		0.9%

Incremental incentive: Year-over-Year Margin Impact	2004		2004

Revenue adjusted for incremental out of pocket	$ 1,474.2		$ 4,344.2
Incremental incentive compensation on a constant currency basis	$ 35.1		$ 40.6

Impact of incremental incentive	2.4%		0.9%

* References to operating income refer to operating income as reported excluding restructuring program charges, long-lived asset impairments, and the Motorsports contract termination charges.

Reconciliation of Operating Margin

($ in millions)

	Third Quarter		September 30 YTD

	2004	2003	2004	2003

Revenue	$1,508.8	$1,418.9	$ 4,448.0	$4,234.0

Operating Expenses
Salaries and related expenses	$924.8	$810.9	$ 2,692.6	$2,544.0
Office and general expenses	519.5	508.4	1,489.6	1,401.2
Restructuring charges	1.0	48.0	65.6	142.4
Long-lived asset impairment	450.1	222.7	458.7	244.8
Motorsports Contract Termination Costs	33.6	-	113.6	-

Total Operating Expenses	$1,929.0	$1,590.0	$ 4,820.1	$4,332.4

Operating Income - As Reported	$(420.2)	$(171.1)	$ (372.1)	$(98.4)
Operating Margin - As Reported	-27.8%	-12.1%	-8.4%	-2.3%

Add back:
Restructuring charges	$1.0	$48.0	$ 65.6	$142.4
Restructuring program charges in office & general expenses	0.6	9.1	10.9	9.1
Long-lived asset impairment	450.1	222.7	458.7	244.8
Motorsports Contract Termination	33.6	-	113.6	-

Total restructuring program charges, LLA impairment
and Motorsports contract termination	$485.3	$279.8	$ 648.8	$396.3

Excluding Restructuring Program Charges, LLA Impairment
and Motorsports Contract Termination:
Operating Income	$65.1	$108.7	$ 276.7	$297.9
Operating Margin	4.3%	7.7%	6.2%	7.0%

In comparing performance for 2004 with 2003, the company has excluded restructuring program charges, long-lived asset impairments, and the Motorsports contract termination charges because management believes the resulting comparison better reflects the company's ongoing operations. By excluding these charges, we can focus our comparison on the trends that have a continuing effect on the company's operations. The company expects to incur further charges relating to its restructuring program in 2004 and may incur future long-lived asset impairments and Motorsports contract termination charges as well.